                                                                 EXHIBIT (14)(b)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on  Form  N-14 of our  report  dated  May 1,  2006,  relating  to the financial  statements  and financial  highlights  which appears in the March 31,
2006 Annual  Report to  Shareholders  of the Mason Street  International  Equity
Fund, which is also incorporated by reference into this Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
March 30, 2007